UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         November 24, 2020

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:             1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

             Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.06	Material Impairments

 On November 24, 2020, the board of directors of Imperial Oil Limited (the “company”) completed its annual review and approval of the company’s business and strategic plan. The company has re-assessed the long term development plans of its unconventional portfolio in Alberta, Canada and no longer plans to develop a significant portion of this portfolio. The decision not to develop these assets will result in a non-cash, after-tax charge of approximately $0.9 billion to $1.2 billion in the company’s fourth quarter 2020 results. These non-core assets are non-producing, undeveloped assets and the company does not expect any material future cash expenditures related to this impairment. Not included in this impairment are the high value, liquids-rich portion of the company’s unconventional asset portfolio, which the company still plans to develop. This decision is consistent with the company’s strategy of focusing its upstream resources and efforts on its key oil sands assets as well as on only the most attractive portions of its unconventional portfolio, and as such will not impact previously provided production estimates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1

News release of the company on November 30, 2020 confirming the decision not to develop a significant portion of its unconventional portfolio in Alberta, Canada, and an estimate of the resulting non-cash, after-tax charge associated with this decision.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: November 30, 2020
	By:	/s/ Ian Laing

	Name:	Ian Laing
	Title:	Vice-president, general counsel and
corporate secretary

	By:	/s/ Cathryn Walker

	Name:	Cathryn Walker
	Title:	Assistant corporate secretary